REVOLVING CREDIT NOTE


$5,000,000                                                       August 24, 1999

     FOR VALUE RECEIVED, the undersigned, The Network Connection, Inc., a Georgia corporation (the "MAKER"), hereby promises to pay to the order of Interactive Flight Technologies, Inc., a Delaware corporation, its successors and assigns (the "PAYEE"), the lesser of (x) Five Million Dollars ($5,000,000), or (y) the unpaid principal amount of all advances made by Payee to Maker under this Revolving Credit Note, in either such case together with interest on the outstanding principal balance thereof accrued from the date hereof calculated at the sum of the prime lending rate (as published and changed from time to time in the "Money Rates" section of THE WALL STREET JOURNAL, or if not so published for any reason, then as published in any other financial newspaper of national circulation) plus three percent (3%) per annum. All payments of principal and/or interest shall be paid in lawful money of the United States of America in immediately available funds to an account designated by Payee.

     1.   FUNDING.

          Provided that no Event of Default (as such term is defined below) has occurred and is continuing, and subject to the terms and conditions set forth herein, commencing on the date hereof, and expiring on the day immediately prior to the Maturity Date (as defined below), Maker may request from Payee, and Payee shall extend to Maker advances under this Revolving Credit Note in amounts requested by Maker, provided that the amount requested, together with all then outstanding advances shall not exceed, in the aggregate, Five Million Dollars ($5,000,000) outstanding at any one time (the "Maximum Loan Amount"). Subject to the terms and conditions hereof, Maker may, from time to time, borrow, repay, and reborrow advances. All borrowings, repayments and reborrowings shall be reflected on the attached Partial Conversion Grid.

     2.   PAYMENTS OF PRINCIPAL AND INTEREST.

          (a) Interest on the outstanding principal balance of this Revolving Credit Note shall be payable on the 5th day of each month. Interest shall be calculated on the basis of a 360 day year but shall be payable only for the number of days actually elapsed.

          (b) The outstanding principal balance of this Revolving Credit Note, together with all accrued and unpaid interest and fees thereon, shall be due and payable on September 30, 2001 (the "Maturity Date").

          (c) In the event that any scheduled payment date hereunder is a day on which banks in the State of Arizona are required or authorized to be closed, then the payment that would be due on such day shall instead be due and payable on the next day which is not such a non-banking day, with additional interest for such delay at the rate then in effect hereunder.

     3.   CONVERSION RIGHTS.

          Payee shall be entitled, at any time and from time to time and in its sole discretion, to convert all or a portion of the principal amount and accrued interest due under this Note into shares of the Maker's Series C 8% Convertible Preferred Stock, $.01 par value, Stated Value $1,000 per share (the "PREFERRED STOCK") or, at the option of Payee, into the Maker's Common Stock (the "COMMON STOCK"). Any such conversion into Preferred Stock shall be effected at the rate of one share of Preferred Stock for each $1,000 due hereunder which Payee has elected to convert (the "CONVERSION RATE"). If Payee elects to convert all or a portion of the principal amount and accrued interest due under this Note directly into Common Stock, the number of shares to be issued shall be calculated as if such amount had first been converted to Preferred Stock hereunder (calculated without regard to any insufficiency of authorized shares of Preferred Stock) and such resulting shares of Preferred Stock had, in turn, immediately been converted to Common Stock at a conversion price per share equal to the lowest of (a) $1.50, (b) 66.67% of the Current Market Price (as hereafter defined), (c) the price per share at which the Maker, after the date of this Revolving Credit Note, issues and sells any Common Stock, or (d) where coupled with the right of the purchaser(s) thereof to demand that the Corporation register under the Securities Act of 1933 any Common Shares (not theretofore registered) for which any warrants or options may be exercised or any convertible, exchangeable or exercisable securities may be converted, exercised or exchanged, (i) the exercise price of any such warrants or options issued by the Maker after the date of this Revolving Credit Note, or (ii) the conversion rate, exchange rate or exercise price, respectively, of any such convertible, exchangeable or exercisable security issued by the Maker after the date of this Revolving Credit Note, except for stock option agreements or stock incentive agreements issued pursuant to employee benefit plans. For purposes of this Paragraph 3, the term "Current Market Price" means the closing bid price as reported on the Nasdaq Stock Market (or if not then traded on such market, on such exchange or quotation system where such shares are then traded) for the trading day immediately preceding the Conversion Date.

          Payee may elect to convert by delivering to Maker, by facsimile, telecopier or other expedient means of transmission, a notice of conversion stating (i) the principal amount and/or accrued interest to be converted, (ii) the number of shares of Preferred Stock or Common Stock to be issued as a result of such conversion; and (iii) the person(s) in whose name the Preferred Stock or Common Stock is to be issued. The conversion of any portion of this Note and the resulting issuance of Preferred Stock or Common Stock shall be effective upon the date that Maker receives the corresponding notice of conversion, and Maker shall deliver to Payee one or more certificates evidencing such shares no later than five days following such effective date. Upon a conversion of all amounts due hereunder, Payee shall deliver the original Note (including all Allonges), marked "PAID," to Maker no later than five days following the delivery to Maker of the conversion notice. In the event of a conversion of less than all amounts due hereunder, (A) no principal amount under the Note shall be deemed converted unless and until all accrued interest under the Note shall be first converted; and (B) the portion of the amounts due hereunder that are so converted shall be deemed repaid. The parties shall mark on the grid attached to the Fourth Allonge to Secured Promissory Note dated May 10, 1999 the facts related to such partial conversion and shall confirm the accuracy of the entry by signing next to each such entry.

     4.   COLLATERAL SECURITY.

          The grant by Maker to Payee of a first priority lien on and security interest in all of Maker's Accounts, Equipment, Inventory, chattel paper, documents and instruments, general intangibles, and all other goods and property of the Maker pursuant to the Security Agreement between Maker and Payee dated as of January 26, 1999, as amended, (the "SECURITY AGREEMENT"), shall also serve as collateral for the indebtedness, fees, costs and other amounts evidenced by this Revolving Credit Note.

     5.   FEES.

          (a) Maker shall pay to Payee a one time loan commitment and administrative fee of $50,000 upon the execution of this Revolving Credit Note.

          (b) Maker shall pay to Payee an unused commitment fee of one half of one percent (0.5%) of the unborrowed balance of the Maximum Loan Amount per annum, payable on the 5th day of each month. Such unused commitment fee shall be calculated on the basis of a 360 day year but shall be payable only for the number of days actually elapsed.

     6.   EVENTS OF DEFAULT.

          The occurrence of any of the following events or circumstances shall be an "EVENT OF DEFAULT" hereunder:

          (a) Any failure by the Maker to pay when due (or within three days of grace thereafter) all or any principal or interest or other payment hereunder; or

          (b) Maker's use of any of the proceeds hereof to repay interest bearing debt for borrowed money existing on the date hereof; or

          (c) Maker's (i) admission in writing of its inability to pay generally its debts as they mature, or (ii) making of a general assignment for the benefit of creditors, or (iii) adjudication as a bankrupt or insolvent, or (iv) filing of a voluntary petition in bankruptcy, or (v) taking advantage, as against its creditors, of any bankruptcy law or statute of the United States of America or any state or subdivision thereof now or hereafter in effect, or (vi) having a petition or proceeding filed against it under any provision of any bankruptcy or insolvency law or statute of the United States of America or any state or subdivision thereof, which petition or proceeding is not dismissed within sixty
(60) days after the date of the commencement thereof, (vii) having a receiver, liquidator, trustee, custodian, conservator, sequestrator or other such person appointed to take charge of Maker's affairs or assets or business and such appointment is not vacated or discharged within sixty (60) days thereafter, or
(viii) taking of any action in furtherance of any of the foregoing; or

          (d) Any failure by the Maker to perform or observe any other agreement, covenant, term or condition contained in this Revolving Credit Note, the Security Agreement, or in any other agreement between the Maker and the Payee, and the continuance of such failure or non-performance for ten (10) days; or

          (e) The entry of a final judgment in an amount in excess of $150,000 against Maker which is not, within sixty (60) days after the entry thereof, discharged or the execution thereof stayed pending appeal, or within sixty (60) days after the expiration of any such stay, such judgment is not discharged; or

          (f) Any default with respect to any indebtedness or liabilities of the Maker in an amount in excess of $150,000 if the effect of such default is to permit the holder to accelerate the maturity of any such indebtedness or liabilities or to cause such indebtedness or liabilities to become due prior to the stated maturity thereof; or

          (g) The occurrence of any levy upon or seizure or attachment of any property of the Maker having an aggregate fair value in excess of $150,000, which levy, seizure or attachment shall not be set aside, bonded or discharged within sixty (60) days after the date thereof; or

          (h) (i) the payment of any dividends or distributions by the Maker in respect of its Common Stock, (ii) the redemption by the Maker of any capital stock or other equity interests in the Maker, other than in accordance with the terms of any series of preferred stock of Maker which is authorized and of which shares are outstanding on the date of this Revolving Credit Note, or in connection with any other transaction which is not on terms at least as favorable as those which could be obtained at that time in an arms'-length transaction with an unaffiliated third person, (iii) any sale of all or substantially all of the assets of the Maker in a single transaction or series of related transactions, (iv) any merger or consolidation to which the Maker is a party, other than with a wholly-owned subsidiary of the Maker, (v) any transfer of or change in ownership interest in the Maker, approved by the Board of Directors of Maker, which represents more than 50% of the securities of Maker which entitle the holders thereof generally to vote for the election of directors of Maker, or (vi) any change in the senior management of the Maker; or

          (i) Any failure by the Maker to maintain insurance on its assets and properties of types and in amounts which are customary for businesses or individuals similarly situated;

          (j) Any liquidation, dissolution or winding up of the Maker or its business; or

          (k) Any change in the control of the Maker.

     7.   REMEDIES ON DEFAULT.

          If any Event of Default shall occur and be continuing, Payee, or any other holder hereof shall, in addition to any and all other available rights and remedies, have the right, at its option (except for an Event of Default under paragraph 6(c) above, the occurrence of which shall automatically effect acceleration hereunder), (a) to declare the entire unpaid principal balance of this Revolving Credit Note, together with all accrued interest hereunder, to be immediately due and payable, and (b) to pursue any and all available remedies at law or in equity for the collection of such principal and interest, including but not limited to the exercise of all rights and remedies against the Maker and the remedies provided in the Security Agreement.

     8.   CERTAIN WAIVERS.

          Except as otherwise expressly provided in this Revolving Credit Note, the Maker hereby waives diligence, demand, presentment for payment, protest, dishonor, nonpayment, default, and notice of any and all of the foregoing. All amounts payable under this Revolving Credit Note shall be payable without relief under any applicable valuation and appraisement laws. The Maker hereby expressly agrees that this Revolving Credit Note, or any payment hereunder, may be extended, modified or subordinated (by forbearance or otherwise) from time to time, without in any way affecting the liability of the Maker.

     9.   WAIVERS AND AMENDMENTS.

          Neither any provision of this Revolving Credit Note nor any performance hereunder may be amended or waived orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     10.  CUMULATIVE REMEDIES.

          No right or remedy  conferred  upon the  Payee  under  this  Revolving
Credit Note is intended to be exclusive of any other right or remedy contained herein or in any instrument or document delivered in connection herewith, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and/or now or hereafter existing at law or in equity or otherwise.

     11.  WAIVERS; COURSE OF DEALING.

          No course of dealing between the Maker and the Payee, or any failure or delay on the part of the Payee in exercising any rights or remedies, or any single or partial exercise of any rights or remedies, shall operate as a waiver or preclude the exercise of any other rights or remedies available to the Payee.

     12.  GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

          This Revolving Credit Note shall be deemed to be a contract made under the laws of the State of Arizona and shall be governed by, and construed in accordance with, the laws of the State of Arizona. The Maker hereby irrevocably consents to the jurisdiction of all courts (state and federal) sitting in the

State of Delaware in connection with any claim, action or proceeding relating to or for the collection or enforcement of this Revolving Credit Note, and hereby waives any defense of FORUM NON CONVENIENS or other such claim or defense in respect of the lodging of any such claim, action or proceeding in any such court. THE MAKER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY CLAIM, ACTION OR PROCEEDING RELATING TO OR FOR THE COLLECTION OR ENFORCEMENT OF THIS Revolving Credit NOTE.

     13.  COLLECTION COSTS.

          In the event that the Payee shall, after the occurrence of an Event of Default, turn this Revolving Credit Note over to an attorney for collection, the Maker shall further be liable for and shall pay to the Payee all collection costs and expenses incurred by the Payee, including reasonable attorneys' fees and expenses; and the Payee may take judgment for all such amounts in addition to all other sums due hereunder.

     14.  NOTICES.

          (a) NOTICES OF BORROWING. Subject to the terms and conditions herein, whenever Maker desires to borrow under this Revolving Credit Agreement, Maker shall deliver by telecopy to Payee (at the name and address described at Paragraph 13(b) herein) no later than 12:00 p.m. at least three business days prior to the proposed business day on which a cash advance is to be made (the "FUNDING DATE") a notice specifying (i) the proposed Funding Date; (ii) the amount of the proposed cash advance; and (iii) certifying that no Event of Default has occurred and is then continuing.

          (b) GENERAL. All notices, requests or instructions hereunder other than those described in Paragraph 13(a) herein, shall be in writing and delivered personally, sent by telecopy with confirmation back of delivery, sent by nationally recognized, overnight courier service, or sent by registered or certified mail, postage prepaid, as follows:

              If to Payee:

              Interactive Flight Technologies, Inc.
              1811 Chestnut Street, Suite 120
              Philadelphia, PA  19103
              Telecopy No.:  (215) 972-8183
              Telephone No.: (215) 972-8191
              Attention: President
              with a copy to:

              Mesirov Gelman Jaffe Cramer & Jamieson, LLP
              1735 Market Street
              Philadelphia, PA  19103
              Attention: Steven B. King, Esquire
              Telecopy No.:  (215) 994-1111
              Telephone No.: (215) 994-1037


              If to Maker:

              The Network Connection, Inc.
              222 N. 44th Street
              Phoenix, AZ  85034
              Telecopy No.:  (602) 629-6294
              Telephone No.: (602) 629-6200
              Attention: Chief Financial Officer


              with a copy to:

              Streich Lang, P.A.
              Two North Central Avenue
              Phoenix, AZ 85004
              Attn: Christian Hoffman, Esquire
              Telephone No.: (602) 229-5336
              Telecopy No.:  (602) 420-5008

Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices, requests or instructions given in accordance herewith shall be effective on the earlier of (i) the date of delivery to the addressee, (ii) the date of delivery by facsimile (if delivered before 4:45 p.m. Eastern Standard Time, or if later, then effective on the next business day), (iii) five business days after it has been mailed, or
(iv) one business day after delivery to such nationally recognized courier service.

     15.  MISCELLANEOUS.

          Notwithstanding any provision contained in this Revolving Credit Note to the contrary, the Maker's liability for payment of interest shall not exceed the limits imposed by applicable usury law. If any provision hereof requires interest payments in excess of the then legally permitted maximum rate, such provision shall automatically be deemed to require such payment at the then legally-permitted maximum rate. This Revolving Credit Note shall be binding on the Maker, its successors and assigns, and shall inure to the benefit of Payee and Payee's successors and assigns.

          IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Revolving Credit Note to be signed in its name by its duly authorized officer on the date first above written.


                                        THE NETWORK CONNECTION, INC.


                                        By: /s/ Morris C. Aaron
                                            ------------------------------------
                                            (Title)

                   BORROWING, REBORROWING, AND CONVERSION GRID


                                              Principal    Accrued
                         Accrued               Balance     Interest
       Amount   Amount   Interest  Principal    After       After     Authorized
Date  Borrowed  Repaid  Converted  Converted  Conversion  Conversion  Signature
----  --------  ------  ---------  ---------  ----------  ----------  ----------